Lend Lease Funds
                                  (the "Trust")

      Supplement dated November 22, 2004 to the Prospectus and Statement of
                    Additional Information dated May 31, 2004
         (This Supplement replaces the Supplement dated August 25, 2004)


This Supplement updates all information to the contrary contained in Lend Lease Funds' Prospectus and Statement of Additional Information dated May 31, 2004. You should retain the Supplement for future reference.

Advisory Arrangements. On August 25, 2004, Lend Lease Real Estate Investments, Inc. ("LLREI"), which has served as the investment adviser to Lend Lease U.S. Real Estate Securities Fund (the "Fund") since the Fund's inception, sold its ownership interest in Lend Lease Rosen Real Estate Securities LLC ("LLR"), the Fund's subadviser since inception, to an entity ("Holdings") wholly owned by Michael A. Torres, CEO of LLR, a trustee of the Trust and the Fund's portfolio manager, and members of his immediate family (the "Transaction"). Under the terms of the Fund's subadvisory agreement with LLR and the Investment Company Act of 1940, as amended, this transaction effected a change of control of LLR that caused an assignment of the subadvisory agreement resulting in its automatic termination. In conjunction with the Transaction, the advisory agreement between LLREI and the Fund was terminated. To replace the advisory and subadvisory agreements upon their termination, the Trust's Board of Trustees approved an interim advisory agreement (the "Interim Agreement") on behalf of the Fund with Adelante Capital Management LLC (as LLR was renamed following the Transaction) ("Adelante") on substantially the same terms as the outgoing agreements. The personnel involved in managing the Fund's portfolio did not change in connection with the Transaction. Adelante does not currently foresee any change in its personnel or other capabilities that would materially affect the quality or type of services it provides to the Fund.

Under the terms of the Interim Agreement, Fund shareholders must approve a new advisory agreement before January 22, 2005 for Adelante to serve as the Fund's investment manager beyond that date. The Trust currently intends to call a meeting of Fund shareholders (the "Special Meeting") prior to January 22, 2005 to seek shareholder approval of (a) the Interim Agreement and (b) an ongoing advisory agreement to be effective from the date of shareholder approval going forward. The Fund will file a proxy statement with the Securities and Exchange Commission regarding approval of the foregoing advisory agreements and will provide stockholders with a definitive proxy statement containing more detailed information regarding the advisory agreements and the transactions described above prior to the Special Meeting. Shareholders are urged to read the definitive proxy statement when it becomes available.

Related Name Changes. In conjunction with entering into the interim advisory agreement with Adelante discussed above, the Trust and the Fund have been renamed ADELANTE FUNDS and ADELANTE U.S. REAL ESTATE SECURITIES FUND, respectively. References throughout the Prospectus and Statement of Additional Information are deemed modified accordingly.